EXHIBIT 32.1
                                                                    ------------

                            Perfisans Holdings, Inc.

                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

I, the undersigned, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           o        the annual report on Form 10-KSB of Perfisans Holdings, Inc.
                    (the "Company") for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           o        the   information   contained  in  the  Form  10-KSB  fairly
                    presents, in all material respects, the financial condition and results of operations of the Company.



Date: April 18, 2006


                                        /s/ To-Hon Lam
                                        ----------------------------------------
                                        To-Hon Lam
                                        Chief Executive Officer
                                        Principal Accounting Officer